Summary Prospectus

January 28, 2017

INVESTMENT SHARES (TICKER JNSXX)

RETIREMENT SHARES (TICKER JRSXX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.edwardjones.com/moneymarket. You can also get this information at no cost by calling 1-800-441-2357 or by sending an email request to EdwardJonesMoneyMarket@edwardjones.com or from your Edward Jones financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2017, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured  +  May Lose Value  +  No Bank Guarantee

Fund Summary Information

Edward Jones Money Market Fund (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Investment Shares or Retirement Shares.

	Investment Shares		Retirement Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee		0.20%		0.20%
Distribution (12b-1) Fee		0.25%		0.25%
Other Expenses		0.23%		0.42%
Shareholder Servicing Fees	0.15%		0.15%
Other Operating Expenses	0.08%		0.27%
Total Annual Fund Operating Expenses		0.68%		0.87%

Less Fee Waivers and/or Expense Reimbursements[2]		None		(0.15%)
Net Annual Fund Operating Expenses		0.68%		0.72%
[1]	The expense information in the table has been restated to reflect current fees.

[2]	Passport has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily annual net assets of the Fund’s Investment Shares and Retirement Shares. Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the three year period following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses (taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. This Expense Limitation Agreement will remain in effect until June 30, 2018, and may only be changed or eliminated with the approval of the Board of Trustees of the Fund (the “Board”) during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one year term.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Investment Shares and Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Investment Shares and Retirement Shares operating expenses are as shown in the table above and remain the same (taking into account the contractual expense limitation until June 30, 2018). Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$69	$218	$379	$847
Retirement Shares	$74	$256	$461	$1,053

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940 (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), repurchase agreements that are collateralized by cash or Government Securities, and/or shares of other “government money market funds.” “Government Securities” are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Farm Credit Administration and the Financing Corporation.

Rule 2a-7 governs the maturity, quality, liquidity and diversification of money market fund investments. Under these requirements, the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities maturing in 397 days (about 13 months) or less and that are determined to present minimal credit risk.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund’s daily dividends include:

∎	Government Securities Risk. Although Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

∎	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

∎	Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in one or more markets in which the Fund invests. Economic, political and financial conditions may cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.

∎	Issuer Credit Risk. It is possible that interest or principal on the Fund’s investment securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.

∎	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

∎	Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

∎

Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

∎	Regulatory Reform Risk. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7, can impact the Fund. In 2014, the Securities and Exchange Commission (SEC) voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments affected the manner in which the Fund is structured and operated, as well as the Fund’s expenses and returns. A “government money market fund” is exempt from a number of the changes required by these amendments. However, as a result of these amendments or future amendments, the Fund may be required to take certain steps that impact the Fund and the precise nature of such steps or impact cannot yet be determined.

∎	Risk Associated with use of Amortized Cost. In the unlikely event that the Board were to determine, pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.

∎	Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary.

∎	Technology Risk. Various technologies are used in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Investment Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns over the stated periods. The Fund’s performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available at www.edwardjones.com/moneymarket or by calling the Fund at 1-800-441-2357.

Within the periods shown in the bar chart, the Fund’s Investment Shares highest quarterly return was 1.13% (quarter ended September 30, 2007). Its lowest quarterly return was 0.00% (quarter ended September 30, 2016).

Average Annual Total Return Table

The following table represents the Fund’s Average Annual Total Returns for the calendar period ended December 31, 2016.

Share Class	1 Year	5 Years	10 Years
Investment Shares	0.01%	0.01%	0.62%
Retirement Shares	0.01%	0.01%	0.63%

The Fund’s Investment Shares 7-Day Net Yield as of December 31, 2016 was 0.01%. You may call the Fund at 1-800-441-2357 for the current 7-Day Net Yield.

FUND MANAGEMENT

The Fund’s investment adviser is Passport Research, Ltd. (“Adviser”). The Fund’s sub-adviser is Federated Investment Management Company (“Sub-Adviser”).

PURCHASE AND SALE OF FUND SHARES

There is no minimum investment amount for the Fund. However, Edward D. Jones & Co., L.P. (“Edward Jones”), in its capacity as the Fund’s transfer agent, may charge you a $3.00 fee for any month in which you fail to maintain a $2,500 average monthly balance for Investment Shares and a $1,500 average monthly balance for Retirement Shares.

You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased or redeemed through your Edward Jones financial advisor.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an individual retirement account (IRA) or other tax-qualified investment plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax adviser regarding the rules governing your own tax-deferred arrangement.

PAYMENTS TO EDWARD JONES

The Fund and/or its related companies may pay Edward Jones for the sale of Fund Shares and related services. Edward Jones is also under common control with the Adviser. Accordingly, the parent company of Edward Jones and the Adviser, The Jones Financial Companies, L.L.L.P. (“Jones Financial”), benefits from payments made by the Fund pursuant to the Investment Management and Administration Agreement between the Fund and the Adviser. These payments may create a conflict of interest by influencing Edward Jones and your Edward Jones financial advisor to suggest the Fund over another investment. Ask your Edward Jones financial advisor or visit the Edward Jones website (www.edwardjones.com/moneymarket) for more information.

Edward Jones

12555 Manchester Road

Saint Louis, Missouri 63131

1-800-441-2357

www.edwardjones.com

Investment Company Act File No. 811-2993

CUSIP 48019P102

CUSIP 48019P201